Exhibit D


                         NOTICE OF WITHDRAWAL OF TENDER

                                    Regarding
                       Limited Liability Company Interests
                                       in

                     MERCANTILE LONG-SHORT MANAGER FUND LLC

                   Tendered Pursuant to the Offer to Purchase
                             Dated September 1, 2005

          ------------------------------------------------------------

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
             RECEIVED BY THE COMPANY BY, 5:00 P.M. EASTERN TIME, ON
                SEPTEMBER 30, 2005, UNLESS THE OFFER IS EXTENDED.

          ------------------------------------------------------------

                       COMPLETE THIS NOTICE OF WITHDRAWAL
                          AND RETURN BY MAIL OR FAX TO:

                     MERCANTILE LONG-SHORT MANAGER FUND LLC
                         Forum Shareholder Services, LLC
                            c/o Forum Financial Group
                               Two Portland Square
                              Portland, Maine 04101

                              Phone: (800) 239-0418
                               Fax: (207) 879-6206

Ladies and Gentlemen:

      The undersigned hereby wishes to withdraw the tender of its units of limited liability company interest or portion thereof (the "Interests") in the Mercantile Long-Short Manager Fund LLC, a limited liability company organized under the laws of the State of Delaware (the "Company"), for purchase by the Company that previously was submitted by the undersigned in a Letter of Transmittal dated ______________.

      Such tender was in the amount of:

      [_]   The undersigned's entire limited liability company interest.

      [_] A portion of the undersigned's limited liability company interest expressed as a specific dollar value.

                  $_________________

      [_] The portion of the undersigned's limited liability company interest in excess of the Required Minimum Balance. NOTE: A minimum interest with a value greater than $50,000 must be maintained (the "Required Minimum Balance").

      The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Interests previously tendered will not be purchased by the Company upon expiration of the tender offer described above.


PLEASE FAX THIS NOTICE OF WITHDRAWAL TO (207) 879-6206 OR MAIL IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE TO:

MERCANTILE LONG-SHORT MANAGER FUND LLC
Forum Shareholder Services, LLC
c/o Forum Financial Group
Two Portland Square
Portland, Maine 04101

FOR ADDITIONAL INFORMATION:
Phone: (800) 239-0418



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





SIGNATURE(S) (Must Appear Exactly As It Appeared On The Letter of Transmittal)

FOR INDIVIDUAL INVESTORS                    FOR ALL OTHER INVESTORS:
AND JOINT TENANTS:


_____________________________________       ____________________________________
Signature                                   Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY
AS IT APPEARS ON SUBSCRIPTION
AGREEMENT)


                                            ____________________________________
                                            Signature
                                            (SIGNATURE OF OWNER(S) EXACTLY
                                            AS IT APPEARS ON SUBSCRIPTION
                                            AGREEMENT)

_____________________________________
Print Name of Investor


_____________________________________       ____________________________________
Joint Tenant Signature if necessary         Print Name and Title of Signatory
(SIGNATURE OF OWNER(S) EXACTLY AS
IT APPEARS ON SUBSCRIPTION AGREEMENT)


                                            ____________________________________
                                            Co-signatory if necessary
                                            (SIGNATURE OF OWNER(S) EXACTLY
                                            AS IT APPEARS ON SUBSCRIPTION
                                            AGREEMENT)

_____________________________________
Print Name of Joint Tenant



                                            ____________________________________
                                            Print Name and Title of Co-signatory



Date:  ______________


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